PRIVATIZATION OF THE PARTNERSHIP	12 Months Ended
Dec. 31, 2022
Privatization of Partnership [Abstract]
PRIVATIZATION OF THE PARTNERSHIP	PRIVATIZATION OF THE PARTNERSHIP
During the first quarter of 2021, Brookfield Corporation announced a proposal to acquire all LP Units and limited partnership units of Brookfield Office Properties Exchange LP (“Exchange LP Units”) that it did not previously own (“Privatization”) for $18.17 cash per unit, BN shares, or New LP Preferred Units with a liquidation preference of $25.00 per unit (see Note 15, Capital Securities for further information), subject to pro-ration. On July 16, 2021, the Privatization was approved by the unitholders. On July 16, 2021, the Privatization was approved by the unitholders. On July 26, 2021, BN completed the Privatization and the acquisition of all BPYU Units, par value $.01 per share (“BPYU Units”) that it did not previously own. The LP Units were delisted from the TSX and Nasdaq at market close on July 26, 2021. The BPYU Units were delisted from Nasdaq at market close on the same date. The New LP Preferred Units issued in the privatization began trading on the TSX under the symbol “BPYP.PR.A” and Nasdaq under the symbol “BPYPM” on July 27, 2021.

Based on unitholder elections, together with the amounts to be delivered to holders of BPYU Units, an aggregate of 51,971,192 units elected for cash, 271,358,615 units elected for BN shares and 17,970,971 units elected for New LP Preferred Units. As holders elected to receive more BN shares than were available under the transaction, unitholders that elected to receive BN shares received 54.5316% of the aggregate BN shares they elected to receive and the balance was delivered 93.05% in cash and 6.95% in New LP Preferred Units. Unitholders who made an election to receive 100% of their consideration in cash received $18.17 in cash and Unitholders who made an election to receive 100% of their consideration in New LP Preferred Units received 0.7268 New LP Preferred Units per LP Unit.

Cash consideration of approximately $3.0 billion was paid by the partnership, whilst BN distributed 59,279,263 BN Class A shares and 19,287,783 New LP Preferred Units to holders of LP Units, BPYU Units and Exchange LP Units. The cash consideration was funded to the partnership by BN in exchange for approximately $2.5 billion non-voting common equity of a BPY subsidiary which is accounted for as non-controlling interests by BPY (“Canholdco Non-Voting Common Shares”) with the remainder for New LP Preferred Units. The New LP Preferred Units were recognized at a fair value of approximately $474 million upon issuance and classified as a financial liability under the amortized cost basis on the balance sheet. See Note 15, Capital Securities for further information on New LP Preferred Units.

The impacts of the Privatization are disclosed separately in the Consolidated Statements of Changes in Equity for the year ended December 31, 2021. The Privatization was accounted for by the partnership as a redemption of LP Units, Exchange LP Units and BPYU Units for cash and REUs. The difference between the carrying value of the redeemed LP Units, Exchange LP Units, and BPYU Units and the fair value of the consideration paid was recognized in Ownership Changes and was attributed pro-rata to the remaining LP Units and the REUs. After the Privatization, all of the outstanding LP Units are owned by BN. No Exchange LP Units or BPYU Units are held by public holders following the Privatization. In connection with the Privatization, approximately $250 million of preferred equity of BPYU was fully redeemed for cash.

Subsequent to the Privatization, there are no longer publicly traded LP Units. As such, earnings per unit is no longer presented.